UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to Section 240.14a-12

Hauppauge Digital Inc.
(Name of Registrant as Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Hauppauge Digital Inc.
91 Cabot Court
Hauppauge, NY 11788

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
May 10, 2010
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 10, 2010

Dear Stockholder,

The 2010 Annual Meeting of Stockholders of Hauppauge Digital Inc. will be held at 91 Cabot Court, Hauppauge, New York 11788, on May 10, 2010, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:
(1)	Election of Directors:
Nominees: Kenneth Plotkin, Bernard Herman, Christopher G. Payan and Seymour G. Siegel (The Board of Directors recommends a vote "FOR" the listed nominees.)

(2)
To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2010. (The Board of Directors recommends a vote "FOR" Proposal 2.)

Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/hauppauge/2010

Hauppauge Digital Inc.
91 Cabot Court
Hauppauge, NY 11788

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following Proxy Materials are available at: littp://www.cstproxv.com/hauppauge/2010

-	Annual Report
-	Notice of Annual Meeting of Stockholders
-	2010 Proxy Statement
-	Form of Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2010 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper or email copy.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper or e-mail copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690
or
By logging on to http://www.cstproxy.com/hauppauge/2010
or
By email at: proxy@continentalstock.com
(Please include the company name and your account number in the subject line.)

--How To Vote--
Please Choose One of the Following Voting Methods
Vote In Person: Only stockholders of record at the close of business on March 15, 2010 are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.continentalstock.com. Have this notice available when you access the above website. You must reference your company ID, 9-digit proxy number and 10-digit account number. Follow the prompts to vote these shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.